UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

21351 Ridgetop Circle, Suite 300, Dulles, Virginia  20166
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 654-6000

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01.  OTHER EVENTS

Shareholder Voting

On November 23, 2004, Guardian Technologies International, Inc. (the “Company”), held its annual meeting of stockholders at its principal executive offices.  For more information regarding the following proposals, please see the Company’s definitive proxy statement, dated October 26, 2004.

1.

The stockholders elected two Class 1 directors for a term expiring at the third succeeding annual meeting of stockholders.

      For

      Withheld

M. Riley Repko

15,502,247

-0-

Charles T. Nash

15,502,247

-0-

2.

The stockholders ratified the appointment of Aronson & Company as the Company’s independent accountants for 2004.

     For

Against

 Abstain

15,369,347

  3,400

129,500

3.

The stockholders approved an amendment to the Company’s Certificate of Designations, Preferences and Right of Series A Convertible Preferred Stock to provide for the automatic conversion of each outstanding share of Series A Convertible Preferred Stock into 1,000 shares of common stock effective November 30, 2004.

     For

Against

Abstain

Stockholders (common and

Series A preferred

on an as-converted basis)

14,139,510

682,498

680,239

Series A Preferred Stockholders

5,527

    -0-

    -0-

Employment Agreements

On December 16, 2004, the Compensation Committee of the Board of Directors of the Registrant approved the following modifications to the employment agreements of Messrs. Trudnak, Dishaw, Lancaster and Hill:  (i) employment agreements were assigned from RJL Marketing Services, Inc. to Guardian Technologies International, Inc., and (ii) the elimination in the new employment agreements of Section 3.2.2 of the original employment agreements, pertaining to commission compensation on sales.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits. The following exhibits are filed with this report:

10.54        Amended Employment Agreement between Registrant and Michael Trudnak

10.55        Amended Employment Agreement between Registrant and Robert Dishaw

10.56        Amended Employment Agreement between Registrant and Steven Lancaster

10.57        Amended Employment Agreement between Registrant and Darrell Hill

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: December 20, 2004	By: /s/ Michael W. Trudnak Chief Executive Officer

EXHIBIT INDEX

Exhibit     Description

-------

  -----------

10.54        Amended Employment Agreement between Registrant and Michael Trudnak

10.55        Amended Employment Agreement between Registrant and Robert Dishaw

10.56        Amended Employment Agreement between Registrant and Steven Lancaster

10.57        Amended Employment Agreement between Registrant and Darrell Hill

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